UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by LivaNova PLC on September 21, 2023 (the “Original Report”). This amendment is being filed solely for the purpose of correcting an administrative error whereby the Inline XBRL tagging was inadvertently excluded from the cover page of the Original Report. Except for the foregoing, this amendment does not modify or update any disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 21, 2023, LivaNova PLC (the “Company”) reported that Marco Dolci, President of the Company’s Cardiopulmonary Business Unit, announced his intent to retire formally from the Company on December 31, 2023 (the “Retirement Date”). Prior to the Retirement Date, it is expected that Mr. Dolci will continue in his role as President, Cardiopulmonary, and will focus on supporting the transition of his responsibilities. Mr. Dolci joined the Company in March 2017 and has served in his current position since February 2022.

In connection with Mr. Dolci’s retirement, the Company and Mr. Dolci entered into a Retirement Settlement Agreement (the “Agreement”), dated September 18, 2023, pursuant to which Mr. Dolci will be paid at his regular rates of remuneration and receive his regular benefits until the Retirement Date. Consistent with Italian law, Mr. Dolci will also receive an aggregate retirement payment of €860,000. Further, upon his retirement from the Company, any outstanding and unvested equity awards that Mr. Dolci holds will continue to vest pursuant to the terms of their respective award agreements. The Agreement also includes other customary provisions under Italian law, including mutual releases, waivers of claims and attorney’s fees.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: September 21, 2023	By: /s/ Michael Hutchinson
Name: Michael Hutchinson
Title: SVP, Company Secretary & Chief Legal Officer